UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 Current Report

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): October 29, 2007


                          SecureCARE Technologies, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           NEVADA                     0-29804              82-0255758
-------------------------           -----------      ----------------------
(State or other jurisdiction of     Commission         (I.R.S. Employer
 incorporation or organization)     file number      Identification Number)


          3755 Capital of Texas Highway Suite 160E, Austin Texas 78704
          ------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code: (512) 447-3700

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act: Common Stock, par value $.001 per share


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.  REGULATION FD

            The Registrant has prepared a corporate profile to be utilized by the Registrant in an investor relation context. In order that the information in the corporate profile is available to all investors, the Registrant is filing its corporate profile as an exhibit to this Current Report on Form 8-K. The corporate profile may be updated from time to time and, if the Registrant deems that the cumulative effect of such amendments is material, the Registrant may elect to file an amended corporate profile. However, investors should not assume that the corporate profile has not been amended since it was filed herewith.

ITEM 8.01.  OTHER EVENTS

            The Registrant issued a press release on October 29, 2007, a copy of which is attached hereto.

ITEM 9.01.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            Exhibits:

            99.1  Press release dated October 29, 2007
            99.2  Corporate Profile for SecureCARE Technologies, Inc.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 2, 2007


SecureCARE Technologies, Inc.

By: /s/ NEIL BURLEY
    -----------------------------------------
    Name:   Neil Burley
    Title:  Chief Financial Officer